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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               October 17, 1996
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                         1-7543                      94-1278569
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(State or Other Jurisdiction            (Commission             (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                           85004-2209
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
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Item 5.  Other Events.


         FINOVA Capital Corporation today announced revenues, net income and selected financial data and ratios for the third quarter ended September 30, 1996 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                   Exhibits                              Title
              ------------------        ----------------------------------------
                      28                Press Release of FINOVA Capital
                                        Corporation dated October 17, 1996


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA CAPITAL CORPORATION

                                  (Registrant)



Dated:  October 17, 1996  by           /s/  Bruno A. Marszowski
                            ---------------------------------------------
                            Bruno A. Marszowski, Senior Vice President,
                            Chief Financial Officer Principal Financial
                            Officer/Authorized Officer

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